UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2013

DUKE REALTY CORPORATION

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 10, 2013, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which the Company is the sole general partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of January 10, 2013, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company an aggregate of 41,400,000 shares of common stock, $0.01 par value (including 5,400,000 shares issued pursuant to the Underwriters’ option to purchase additional shares)(the “Common Stock”).

The shares of Common Stock were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s and the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration Statement No. 333-181030) (as may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the offer and sale of the Common Stock are described in the Company’s final prospectus supplement, as filed with the Commission on January 10, 2013 pursuant to Rule 424(b)(5) of the Securities Act, which supplements the Company’s prospectus, as filed with the Commission on April 30, 2012 and contained in the Registration Statement.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”), and the Terms Agreement is incorporated into this Item 1.01 by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

On January 15, 2013, the Operating Partnership, pursuant to the authority granted in Section 4.02(a) of the Operating Partnership’s Fourth Amended and Restated Agreement of Limited Partnership, as amended, authorized the issuance of 41,400,000 of the Operating Partnership’s common units (the “Common Units”) to the Company, as the Operating Partnership’s sole general partner, in connection with the Company’s registered public offering of 41,400,000 shares of Common Stock. The Common Units were issued in a transaction that was not registered under the Securities Act in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act.

Item 8.01. Other Events.

On January 15, 2013, the Company completed the issuance and sale of 41,400,000 shares of its Common Stock pursuant to the Terms Agreement filed as Exhibit 1.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Terms Agreement, dated as of January 10, 2013 (including the related Underwriting Agreement, dated as of January 10, 2013, attached as Annex A thereto and made a part thereof), by and among the Company, the Operating Partnership and the Underwriters.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann Colussi Dee
Ann Colussi Dee
Senior Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: DUKE REALTY CORPORATION, its general partner

By:	/s/ Ann Colussi Dee
Ann Colussi Dee
Senior Vice President, General Counsel and Corporate Secretary

Date: January 15, 2013

Exhibit Index

Exhibit Number	Description

1.1	Terms Agreement, dated as of January 10, 2013 (including the related Underwriting Agreement, dated as of January 10, 2013, and attached as Annex A thereto), by and among the Company, the Operating Partnership, and the several Underwriters named therein.

5.1	Legal Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).